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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                October 29, 1996


                   Farmer Mac Mortgage Securities Corporation
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



           Delaware                      333-6325                52-1779791
----------------------------            -----------          -------------------
(State or Other Jurisdiction           (Commission            (I.R.S. Employer
         of Incorporation)              File Number)         Identification No.)


     919 18th Street, N.W.                                         20006
        Washington, DC                                         -------------
---------------------------                                      (Zip Code)
    (Address of Principal
     Executive Offices)


        Registrant's telephone number, including area code (202) 872-7700

                                    No Change
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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


         Item 99.  Other Events
                   ------------

         Attached as Exhibit 99.1 to this Current Report are certain materials (the "Computational Materials") furnished to the Registrant by Bear, Stearns & Co. Inc. (the "Underwriter") in respect of Guaranteed Agricultural Mortgage-Backed Securities Series 10/30/96 (the "Certificates"). The Certificates are being offered pursuant to a Prospectus Supplement, dated October 29, 1996, which is being filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act"), and a Prospectus, dated June 26, 1996, which has previously been filed with the Commission pursuant to Rule 424(b) under the (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-6325) (the "Registration Statement"). The Computational Materials are incorporated by reference in the Registration Statement.

         The Computational Materials were prepared solely by the Underwriter, and the Registrant did not prepare or participate (other than providing the background information concerning the underlying pool of assets upon which the Computational Materials are based to the Underwriter) in the preparation of the Computational Materials.

         Any statements or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the prospectus and the Registration Statement by statements or information contained in the Prospectus.

     Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits

     (a)      Not applicable.

     (b)      Not applicable.

     (c)      Exhibits:

                      99.1     Computational Materials.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  FARMER MAC MORTGAGE SECURITIES
                                                   CORPORATION



                                                  By:/s/ Christopher Dunn
                                                     ---------------------------
                                                     Name:    Christopher Dunn
                                                     Title:   Vice President




Dated:  October 30, 1996




















                                  EXHIBIT INDEX
                                  -------------

Exhibit No.                         Description                         Page No.
-----------                         -----------                         --------

99.1                                Computational Materials